Exhibit 10.38
REALPAGE, INC.
AMENDMENT NO. 1 TO
UNSECURED SUBORDINATED PROMISSORY NOTES
This Amendment No. 1 to Unsecured Subordinated Promissory Notes, dated as of September ___, 2009 (this “Amendment”) by and among RealPage, Inc., a Delaware corporation (the “Company”) and the parties listed on the signature pages hereto as Noteholders (the “Noteholders”).
RECITALS
          WHEREAS, the Company issued to the Noteholders those certain Unsecured Subordinated Promissory Notes listed on Schedule A hereto (collectively, the “Notes” and each, a “Note”), each issued as of December 31, 2008, in an aggregate original principal amount of $11,064,391.53. Capitalized terms used but not defined herein shall have the meanings given such terms in the Notes;
          WHEREAS, the Company is entering into a Credit Agreement, dated on or about the date hereof (the “Credit Agreement”), with Wells Fargo Foothill, LLC as Agent, and the lenders party thereto;
          WHEREAS, in connection with the Credit Agreement, each Noteholder has agreed to enter into a Subordination Agreement, dated as of the date hereof (the “Subordination Agreement”), with Agent, and to amend the Notes to reference such Subordination Agreement and to extend the maturity date of each Note;
          WHEREAS, pursuant to the terms of the Notes, the Notes may only be amended in an agreement in writing signed by the party to be charged;
          NOW, THEREFORE, in consideration of the premises and agreements set forth herein and in the Notes, the parties hereto, intending to be legally bound, agree as follows:
1.	Amendment.
a.	The legend in the first paragraph of each Note is hereby amended and restated in its entirety as follows:

“RIGHTS OF THE HOLDER TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE CORPORATION TO THE SENIOR SECURED PARTIES, AS DEFINED IN AND PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH, AMONG THE CORPORATION, THE HOLDER AND THE OTHER CREDITORS (AS DEFINED THEREIN) AND WELLS FARGO FOOTHILL, LLC, AS AGENT FOR THE SENIOR SECURED PARTIES, AS WELL AS BEING SUBORDINATE TO THE PRIOR PAYMENT OF

ALL OBLIGATIONS OF THE CORPORATION TO HV CAPITAL INVESTORS, L.L.C., PURSUANT TO THE TERMS HEREOF. THIS SUBORDINATED PROMISSORY NOTE SHALL AT ALL TIMES BE UNSECURED.

b.	Clause (iii) of the definition of Maturity Date in the third paragraph of each Note is hereby amended and restated in its entirety as follows:

"(iii) October 1, 2013.”
     2. Effectiveness. This Amendment shall be deemed effective as of the execution and delivery by the Corporation and each Noteholder. Except as amended by this Amendment, the Notes shall remain in full force and effect and shall be otherwise unaffected by this Amendment.
     3. Governing Law. The laws of the State of Texas shall govern the construction of this Amendment, without regard to principles of conflicts of laws.
     4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     5. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.
     6. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall
[Signature Page Follows]

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

REALPAGE, INC.
By:	/s/ Timothy J. Barker
Name:	Timothy J. Barker
Title:	EVP and CFO

Signature Page to Amendment No. 1

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

NOTEHOLDERS:

Advance Capital Partners, L.P.

By:	Advance Capital Associates, L.P., its General Partner
By:	Advance Capital Management, LLC
Title:	its General Partner

By:	/s/ Signature Illegible

Principal

Attention:	Peter Lyons — CFO

Telecopy:	212-835-2020

Advance Capital Offshore Partners, L.P.

By:	Advance Capital Offshore Associates, LDC, its General Partner
By:	Advance Capital Associates, L.P.

Title:	its General Partner

By:	Advance Capital Management, LLC
its General Partner

By:	/s/ Signature Illegible

Principal

Attention:	Peter Lyons — CFO

Telecopy:	212-835-2020

Signature Page to Amendment No. 1

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

NOTEHOLDERS:

Apax Excelsior VI, L.P.

By:	/s/ Christian Stahl	, its General Partner

By:	Christian Stahl

Title:	Partner

Attention:

Telecopy:

Apax Excelsior VI-A. C.V.

By:	/s/ Christian Stahl	, its General Partner

By:	Christian Stahl

Title:	Partner

Attention:

Telecopy:

Apax Excelsior VI-B C.V.

By:	/s/ Christian Stahl	, its General Partner

By:	Christian Stahl

Title:	Partner

Attention:

Telecopy:

Signature Page to Amendment No. 1

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

NOTEHOLDERS:

Patricof Private Investment Club III, L.P.

By:	/s/ Christian Stahl	, its General Partner

By:	Christian Stahl

Title:	Partner

Attention:

Telecopy:

Signature Page to Amendment No. 1

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

NOTEHOLDERS:

Seren Capital Ltd.

By:	/s/ Stephen T. Winn	, its General Partner

By:	Stephen T. Winn

Title:	Sole Manager and President

Attention:

Telecopy:

Signature Page to Amendment No. 1

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

NOTEHOLDERS:

Camden Partners Strategic Fund III, L.P.

By: Camden Partners Strategic III, LLC
Its: General Partner

By: Camden Partners Strategic Manager, LLC
Its: Managing Member

By:	/s/ Richard M. Berkeley

Richard M. Berkeley
Managing Member	9/1/09

Camden Partners Strategic Fund III-A, L.P.

By: Camden Partners Strategic III, LLC
Its: General Partner

By: Camden Partners Strategic Manager, LLC
Its: Managing Member

By:	/s/ Richard M. Berkeley

Richard M. Berkeley
Managing Member	9/1/09
Signature Page to Amendment No. 1

SCHEDULE A
Schedule of Notes

Noteholder	Original Principal Amount of Note
Advanced Capital Offshore Partners, L.P.	$244,724.71
Advanced Capital Partners, L.P.	$780,322.89
Apax Excelsior VI, L.P.	$3,114,312.75
Apax Excelsior VI, L.P.	$599,320.75
Apax Excelsior VI-A, C.V.	$254,395.03
Apax Excelsior VI-A, C.V.	$48,955.62
Apax Excelsior VI-B, C.V.	$169,475.67
Apax Excelsior VI-B, C.V.	$32,613.62
Camden Partners Strategic Fund III, L.P.	$105,035.28
Camden Partners Strategic Fund III, L.P.	$589,672.59
Camden Partners Strategic Fund III, L.P.	$235,685.19
Camden Partners Strategic Fund III-A, L.P.	$4,376.67
Camden Partners Strategic Fund III-A, L.P.	$9,794.53
Camden Partners Strategic Fund III-A, L.P.	$24,506.48
Patricof Private Investment Club III, L.P.	$20,480.37
Patricof Private Investment Club III, L.P.	$106,423.97
Seren Capital Ltd.	$1,056,936.62
Seren Capital Ltd.	$3,501,165.28

Total	$10,898,198.02